Income Taxes	3 Months Ended
Mar. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

The Company has evaluated the positive and negative evidence bearing on the Company’s ability to realize the deferred tax assets which primarily comprise net operating loss carryforwards and research and development credits. Management has considered the Company’s history of cumulative net losses incurred since inception in the United Kingdom and has concluded that it is more likely than not that the Company will not realize the benefits of the United Kingdom deferred tax assets. Accordingly, a full valuation allowance has been established against these net deferred tax assets as of March 31, 2019 and December 31, 2018. Management reevaluates the positive and negative evidence at each reporting period.

The Company recognized an income tax provision of $0.6 million for the three months ended March 31, 2019 and an income tax benefit of $0.1 million for the three months ended March 31, 2018. As of March 31, 2019, the Company had an accrued income tax provision of $1.4 million related to this tax payable included within accrued expenses and other liabilities in the condensed consolidated balance sheet.

The Company has not recorded any amounts for unrecognized tax benefits as of March 31, 2019 or December 31, 2018. The Company files income tax returns in the United Kingdom, United States and certain state and local jurisdictions. The income tax returns are generally subject to tax examinations for the tax years ended December 31, 2014 through December 31, 2018. There are currently no pending income tax return examinations.